UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51133	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 950

San Diego, CA 92122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 22, 2005 (Japanese Standard Time), MediciNova, Inc. (the “Company”) filed with the Osaka Securities Exchange a Japanese report referred to as “Kessan Tanshin,” which contained, among other things, its financial results for the fiscal year ended December 31, 2004 (the “Japanese Filing”). A copy of the certified English translation of the Japanese Filing is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or filing of the Company, except as shall be expressly set forth by specific reference in such a filing.

The Japanese Filing may contain “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical facts, included in the Japanese Filing that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause the Company’s actual results to differ materially from those implied or expressed by the forward-looking statements. These forward-looking statements speak only as of the date hereof. In addition, the risk factors contained in the Japanese Filing do not contain all of the risk factors set forth in the Company’s Registration Statement on Form S-1 (the “Registration Statement”) filed by the Company with the SEC. For a discussion of factors that may cause results to differ, please see the Company’s SEC reports, including its Special Financial Report for the year ended December 31, 2004 and the Registration Statement.

Item 7.01. Regulation FD Disclosure.

The Company will hold a live Japanese language meeting at Tokyo Shoken Kaikan 9F on Wednesday, March 23, 2005 (Japanese Standard Time) to discuss the Company’s financial results for the fiscal year ended December 31, 2004 and the contents of the Japanese Filing. The meeting will be made available by webcast on the Osaka Securities Exchange website promptly following the meeting. A link will be posted to the Company’s website to permit access to the webcast.

The information in this Form 8-K and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or filing of the Company, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
99.1	Certified English translation of Japanese Filing dated March 22, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 21, 2005	MEDICINOVA, INC.

	By:	/s/ Takashi Kiyoizumi
Takashi Kiyoizumi, M.D., Ph.D.
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Certified English translation of Japanese Filing dated March 22, 2005.

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